Exhibit 10.26.7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER SIX TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Six (this “Amendment”), effective as of this December 18, 2014 (“Amendment Number Six Effective Date”), to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Shuttle America Corp. (as assignee of Republic Airline, Inc.) (“Shuttle America” or “Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings, Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Shuttle America and Republic are parties to the Agreement; and

WHEREAS, the parties desire to [***]; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	[***] Adjustment

A.	As contemplated by [***], [***].

B.	Delta and Operator acknowledge and agree that [***].

C.	Delta and Operator further acknowledge and agree that, [***].

D.	[***]

3.	Continuing Effectiveness of [***] Provisions.

Operator and Delta acknowledge and agree that the [***] provisions set forth in [***] shall continue in full force and effect notwithstanding [***]. [***]

4.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.		Delta Air Lines. Inc.

By:	/s/ Brian Bedford	By:	/s/ Don Bornhorst
Name: Brian K. Bedford		Name: Don Bornhorst
Title: Chairman, President & CEO		Title: SVP Delta Connection

Shuttle America Airlines, Inc.,

By:	/s/ Brian Bedford
Name:	Brian K. Bedford
Title:	Chairman, President & CEO

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